UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ENFUSION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SUPPLEMENT no. 1 DATED March 31, 2025

TO

THE PROXY STATEMENT/PROSPECTUS DATED MARCH 20, 2025

This Supplement No. 1 (this “Supplement”) supplements the definitive proxy statement/prospectus dated March 20, 2025 (the “Definitive Proxy Statement/Prospectus”), which was first mailed to stockholders of Enfusion, Inc. (“Enfusion”) on or about March 20, 2025 in connection with the special meeting of stockholders of Enfusion, Inc. to, among other things, consider and adopt the Agreement and Plan of Merger, dated January 10, 2025, by and among Enfusion, Clearwater Analytics Holdings, Inc. (“Clearwater”), Enfusion Ltd. LLC, a subsidiary of Enfusion, Poseidon Acquirer, Inc., a wholly-owned subsidiary of Clearwater, Poseidon Merger Sub I, Inc., a wholly-owned subsidiary of Clearwater, and Poseidon Merger Sub II, LLC, an indirect subsidiary of Clearwater. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Definitive Proxy Statement/Prospectus. Except as described below, this Supplement does not otherwise modify or amend any information previously provided in the Definitive Proxy Statement/Prospectus, which should be read together with this Supplement.

This Supplement provides the following updated information with respect to the Joint Election procedure for Enfusion stockholders to elect the Merger Consideration they wish to receive in connection with the Mergers, as previously described in the Definitive Proxy Statement/Prospectus:

Stockholders of Enfusion are hereby advised that, due to administrative and practical limitations, holders of Eligible Shares will not be entitled to make a Joint Election. To make a valid election, each holder of Eligible Shares must submit to the Exchange Agent a properly completed and signed Election Form. This change to the Joint Election procedure does not affect the Merger Consideration that holders of Eligible Shares who complete their Election Form individually would have received had the Joint Election procedure been available.

As described in the Definitive Proxy Statement/Prospectus, the obligations of Enfusion and Clearwater to complete the Mergers are subject to, among other things, the approval and adoption of the Merger Agreement by the stockholders of Enfusion. Enfusion and Clearwater cannot complete the Mergers unless the stockholders of Enfusion vote to approve the Merger Agreement Proposal. It is therefore important that Enfusion stockholders exercise their rights to vote at the Special Meeting. Additional information regarding the Merger Agreement Proposal and the Mergers, including the different forms of Merger Consideration that may be elected by Enfusion stockholders, can be found in the Definitive Proxy Statement/Prospectus, as supplemented by this Supplement. Enfusion stockholders are further advised that they will separately receive an Election Form to be completed by Enfusion stockholders to make their Merger Consideration election.

Cautionary Statement Regarding Forward-Looking Statements

This Supplement contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of Clearwater’s and Enfusion’s management and on information currently available to them. Forward-looking statements include information concerning the following factors in reference to Clearwater and/or Enfusion: the timing of the consummation of the acquisition and the ability to satisfy closing conditions, possible or assumed future results of operations, possible or assumed performance, business strategies, technology developments, financing and investment plans, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,”

“may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater’s and Enfusion’s control, that may cause their actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to successfully close the acquisition, Clearwater’s ability to successfully integrate the operations and technology of Enfusion with those of Clearwater, retain and incentivize the employees of Enfusion following the close of the acquisition, retain Enfusion’s clients, repay debt to be incurred in connection with the Enfusion acquisition and meet financial covenants to be imposed in connection with such debt, risks that cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected, as well as other risks and uncertainties discussed under “Risk Factors” in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the US Securities and Exchange Commission (the “SEC”) on February 26, 2025 and in Enfusion’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 3, 2025, as well as in other periodic reports filed by Clearwater and Enfusion with the SEC. These filings are available at www.sec.gov and on Clearwater’s website, investors.clearwateranalytics.com, and Enfusion’s website, ir.enfusion.com. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this Supplement and should not be relied upon as representing Clearwater’s or Enfusion’s expectations or beliefs as of any date subsequent to the time they are made. Each of Clearwater and Enfusion does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater or Enfusion.

No Offer or Solicitation

This Supplement is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

In connection with the Mergers, Clearwater has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Clearwater’s common stock to be issued pursuant to the Mergers. The Registration Statement was declared effective by the SEC on March 12, 2025 and Enfusion and Clearwater filed a Definitive Proxy Statement/Prospectus on March 20, 2025. The Definitive Proxy Statement/Prospectus was mailed, on or about March 20, 2025, to Enfusion shareholders of record as of March 20, 2025. Each of Clearwater and Enfusion may also file other documents with the SEC regarding the Mergers. This Supplement is not a substitute for the Definitive Proxy Statement/Prospectus or any other document which Clearwater or Enfusion may file with the SEC in connection with the Mergers. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS, THE RISKS RELATED THERETO, AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement/Prospectus, and other relevant documents filed by Clearwater and Enfusion with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Clearwater, including the Definitive Proxy Statement/Prospectus are also available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview. Copies of documents filed with the SEC by Enfusion, including the Definitive Proxy Statement/Prospectus are also available free of charge from Enfusion’s website at ir.enfusion.com.

Participants in the Solicitation

Clearwater, Enfusion and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Mergers. Information about Clearwater’s directors and executive officers is available in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025, the amendment to Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 7, 2025, and in the Definitive Proxy Statement/Prospectus. Information about the directors and executive officers of Enfusion is available in its Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 3, 2025, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024, and in the Definitive Proxy Statement/Prospectus. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Definitive Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Mergers when they become available. Investors should read the Definitive Proxy Statement/Prospectus carefully before making any voting or investment decisions. Copies of the documents filed with the SEC by Clearwater and Enfusion will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Clearwater, including the Definitive Proxy Statement/Prospectus are available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview, and copies of documents filed with the SEC by Enfusion, including the Definitive Proxy Statement/Prospectus are available free of charge from Enfusion’s website at ir.enfusion.com.